Exhibit 10.39

Stock Option

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office, as instructed below as soon as possible.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to at any time limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation, and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

Grant Date: January 28, 2008

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

RSU

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of your acceptance of this Award Agreement as described, this Award will be effective as of the Award Date.

Award Date: January 28, 2008

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

Award Date: January 28, 2008

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). All of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will not be subject to the continued employment requirement, the Restricted Period will end for a portion of your RSUs, and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009) but before the second anniversary of the Award Date (January 28, 2010); and

Award Date: January 28, 2008

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, you will not be subject to the continued employment requirement, the Restricted Period will end for a portion of your RSUs, and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009) but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

Award Date: January 28, 2008

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

Award Date: January 28, 2008

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to

Award Date: January 28, 2008

this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

Award Date: January 28, 2008

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Sincerely,

David Filomeo
(On Behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Intl Stock Option

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Office of the Vice President of Compensation and Benefits’ office as instructed below as soon as possible.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your unvested Options will immediately vest and no longer be subject to the continuing employment requirement if:

i.	you die while still employed by the Corporation; or

ii.	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable laws, rules or regulations.

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

Grant Date: January 28, 2008

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

You agree to make appropriate arrangements with the Corporation for the satisfaction of all income and employment tax withholding requirements as well as social insurance contributions applicable to the Option exercise or the disposition of any Stock acquired upon exercise (“Option Taxes”). In this regard, you authorize the Corporation to withhold all Option Taxes legally payable by you from your wages or other cash compensation paid to you by the Corporation or, if permissible under applicable legal requirements, from proceeds from the sale of Stock acquired upon exercise of the Option in an amount sufficient to cover the Option Taxes. You acknowledge and agree that the Corporation may refuse to honor the exercise and refuse to deliver Stock if such withholding amounts are not delivered at the time of exercise. To the extent that the amounts withheld by the Corporation are insufficient to satisfy the Option Taxes, you shall pay to the Corporation any additional amount of the Option Taxes that may be required to be withheld as a result of your participation in the Plan. You acknowledge and agree that withholding obligations may change from time to time as laws or their interpretations change, and regardless of the Corporation’s actions with respect to the Option Taxes, the ultimate liability for any and all Option Taxes is and shall remain your responsibility, and that the Corporation (a) makes no representation or undertaking regarding the treatment of any Option Taxes in connection with any aspect of the grant of the Option, including the grant or exercise of the Option and the subsequent sale of Stock acquired under the Plan; and (b) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Option Taxes. You acknowledge that you may not exercise this Option unless the tax withholding obligations of the Corporation are satisfied.

You understand that you may suffer adverse tax consequences as a result of your purchase or disposition of the Stock. You represent that you will consult with your own tax advisors in connection with the purchase or disposition of the Stock and that you are not relying on the Corporation for any tax advice.

Grant Date: January 28, 2008

Note for Section 16 Insiders

The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy tax withholding obligations through the tender of Stock may be limited by U.S. securities laws and may result in adverse consequences if such treatment is deemed to have occurred. The Corporation recommends that Section 16 Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

DATA PRIVACY CONSENT

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among the Corporation for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Corporation holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Corporation, details of all awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party

Grant Date: January 28, 2008

with whom the Corporation may elect to administer the settlement of any award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Office of the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

EMPLOYEE ACKNOWLEDGMENT

You acknowledge and agree as follows:

(a) the Plan is discretionary in nature and that the Committee may amend, suspend, or terminate it at any time;

(b) the grant of Options is voluntary and occasional and does not create any contractual or other right to receive future grants of any Options, or benefits in lieu of any Options even if Options have been granted repeatedly in the past;

(c) all determinations with respect to such future Options, if any, including but not limited to the times when Options shall be granted or when Options shall vest, will be at the sole discretion of the Committee;

Grant Date: January 28, 2008

(d) your participation in the Plan is voluntary;

(e) the value of Options is an extraordinary item of compensation, which is outside the scope of your employment contract (if any), except as may otherwise be explicitly provided in your employment contract;

(f) the Options are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating termination, severance, resignation, redundancy, end of service, or similar payments, or bonuses, long-service awards, pension or retirement benefits;

(g) the Options shall expire upon termination of your employment for any reason except as may otherwise be explicitly provided in the Plan and this Award Agreement;

(h) the future value of the shares is unknown and cannot be predicted with certainty; and

(i) no claim or entitlement to compensation or damages arises from the termination of the Options or diminution in value of the Options or Stock and you irrevocably release the Corporation and your employer from any such claim that may arise.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time subject to all applicable legal requirements in the country of your employment.

Grant Date: January 28, 2008

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

RSU Intnl

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, unless otherwise prohibited by local law, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of your acceptance of this Award Agreement as described, this Award will be effective as of the Award Date.

Award Date: January 28, 2008

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation may be required to collect from you the appropriate amount of income taxes and social insurance contributions. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

Award Date: January 28, 2008

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). All of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will not be subject to the continued employment requirement, the Restricted Period will end for a portion of your RSUs, and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009) but before the second anniversary of the Award Date (January 28, 2010); and

Award Date: January 28, 2008

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, you will not be subject to the continued employment requirement, the Restricted Period will end for a portion of your RSUs, and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009) but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and

Award Date: January 28, 2008

you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHOLDING

The Corporation will withhold applicable taxes as required by law. You agree to make appropriate arrangements with the Corporation for the satisfaction of all income and employment tax withholding requirements as well as social insurance contributions applicable to the RSUs, dividend equivalents, and associated Stock (“RSU Taxes”). In this regard, you authorize the Corporation to withhold all RSU Taxes legally payable by you from your wages or other cash compensation paid to you by the Corporation or, if permissible under applicable legal requirements, from dividend equivalents or proceeds from the vesting of the RSUs or the sale of the underlying Stock in an amount sufficient to cover the RSU Taxes. You acknowledge and agree that the Corporation may refuse to deliver Stock if such withholding amounts are not delivered at the time of vesting or payment. To the extent that the amounts withheld by the Corporation are insufficient to satisfy the RSU Taxes, you shall pay to the Corporation any additional amount of the RSU Taxes that may be required to be withheld as a result of your participation in the Plan. You acknowledge and agree that withholding obligations may change from time to time as laws or their interpretations change, and regardless of the Corporation’s actions with respect to the RSU Taxes, the ultimate liability for any and all RSU Taxes is and shall remain your responsibility, and that the Corporation (a) makes no representation or undertaking regarding the treatment of any RSU Taxes in connection with any aspect of the grant of the RSUs, including the payment of dividend equivalents, the grant or vesting of the RSUs, and the subsequent sale of Stock acquired under the Plan; and (b) does not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for RSU Taxes.

Award Date: January 28, 2008

You understand that you may suffer adverse tax consequences as a result of your purchase or disposition of the Stock. You represent that you will consult with your own tax advisors in connection with the purchase or disposition of the Stock and that you are not relying on the Corporation for any tax advice.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

DATA PRIVACY CONSENT

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among the Corporation for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Corporation holds certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Corporation, details of all awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Corporation may elect to administer the settlement of any award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

Award Date: January 28, 2008

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

EMPLOYEE ACKNOWLEDGMENT

You acknowledge and agree as follows:

(a) the Plan is discretionary in nature and that the Committee may amend, suspend, or terminate it at any time;

(b) the grant of the RSUs are voluntary and occasional and does not create any contractual or other right to receive future grants of any RSUs, or benefits in lieu of any RSUs even if RSUs have been granted repeatedly in the past;

(c) all determinations with respect to such future RSUs, if any, including but not limited to the times when RSUs shall be granted or when RSUs shall vest, will be at the sole discretion of the Committee;

(d) your participation in the Plan is voluntary;

(e) the value of the RSUs are an extraordinary item of compensation, which is outside the scope of your employment contract (if any), except as may otherwise be explicitly provided in your employment contract;

Award Date: January 28, 2008

(f) the RSUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating termination, severance, resignation, redundancy, end of service, or similar payments, or bonuses, long-service awards, pension or retirement benefits;

(g) the RSUs shall expire upon termination of your employment for any reason except as may otherwise be explicitly provided in the Plan and this Award Agreement;

(h) the future value of the shares is unknown and cannot be predicted with certainty; and

(i) no claim or entitlement to compensation or damages arises from the termination of the RSUs or diminution in value of the RSUs or Stock and you irrevocably release the Corporation and your employer from any such claim that may arise.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

Award Date: January 28, 2008

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Sincerely,

David Filomeo (On Behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

PECA Stock Option

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Grant Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Grant Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Grant Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Grant Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

Grant Date: January 28, 2008

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

PECA RSU

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance

Award Date: January 28, 2008

of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.04% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

Award Date: January 28, 2008

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Award Date: January 28, 2008

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

Award Date: January 28, 2008

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information - Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

Award Date: January 28, 2008

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Award Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.

PECA Stock Option

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Grant Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Grant Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Grant Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Grant Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

Grant Date: January 28, 2008

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

PECA RSU

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance

Award Date: January 28, 2008

of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.04% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and you will receive shares of Stock in exchange for RSUs as soon as practicable following your

Award Date: January 28, 2008

termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

Award Date: January 28, 2008

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

Award Date: January 28, 2008

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

Award Date: January 28, 2008

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Award Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.

PECA Stock Option-California

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Grant Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes. Or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be

Grant Date: January 28, 2008

effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)

For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the

Grant Date: January 28, 2008

fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

PECA Stock Option-California

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability -Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Grant Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes. Or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be

Grant Date: January 28, 2008

effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)

For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the

Grant Date: January 28, 2008

fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

PECA RSU-California

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance

Award Date: January 28, 2008

of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A (a) (2) (B) (i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.04% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and

Award Date: January 28, 2008

you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A (a) (2) (B) (i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

Award Date: January 28, 2008

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

Award Date: January 28, 2008

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Award Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes, or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

Award Date: January 28, 2008

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

Award Date: January 28, 2008

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.

PECA Stock Option-California

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information - Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Grant Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes. Or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I

Grant Date: January 28, 2008

acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)

For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or

Grant Date: January 28, 2008

issuable upon exercise of the Options, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

PECA RSU-California

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance

Award Date: January 28, 2008

of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A (a) (2) (B) (i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.04% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and you will receive shares of Stock in exchange for RSUs as soon as practicable following your

Award Date: January 28, 2008

termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A (a) (2) (B) (i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Award Date: January 28, 2008

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

Award Date: January 28, 2008

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information - Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Award Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes, or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation

Award Date: January 28, 2008

opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(a) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(b) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

Award Date: January 28, 2008

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a)	The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b)	This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c)	This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d)	This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.

PECA Stock Option-Attorney

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Optionee:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Post Termination Activity

(a) Post-employment Activity As a Lawyer – I acknowledge that as counsel to Lockheed Martin Corporation (the “Corporation”), I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after the date of my termination of employment with the Corporation (“Termination Date”). I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not

(i)	Represent any client adversely to the Corporation;

(ii)	Reveal to any third party any information learned by me during the course of my employment with the Corporation except for information that is or becomes generally known;

(iii)	Encourage or solicit any present or future agents or employees of the Corporation to terminate their employment for the purpose of competing with the Corporation; or

(iv)	Whether as a lawyer or non-lawyer, accept a position (whether as agent, employer, part or sole owner or in any other capacity) with any person or entity whose interests are adverse to the Corporation’s interests if that adverse position is related in any way to my present or past work with the Corporation.

(b) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Grant Date: January 28, 2008

(c) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s confidential or proprietary information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies for Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, to the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, that upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1 (and in the case of 1(a), the breach occurs prior to the second anniversary of my Termination Date);

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Grant Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Grant Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of Options under the Award Agreement.

PECA RSU-Attorney

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Awardee:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance

Award Date: January 28, 2008

of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.04% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and

Award Date: January 28, 2008

you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

Award Date: January 28, 2008

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

Award Date: January 28, 2008

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo
(On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Post Termination Activity

(a) Post-employment Activity As a Lawyer - I acknowledge that as counsel to Lockheed Martin Corporation (the “Corporation”), I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after the date of my termination of employment with the Corporation (“Termination Date”). I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not

(i)	Represent any client adversely to the Corporation;

(ii)	Reveal to any third party any information learned by me during the course of my employment with the Corporation except for information that is or becomes generally known;

(iii)	Encourage or solicit any present or future agents or employees of the Corporation to terminate their employment for the purpose of competing with the Corporation; or

(iv)	Whether as a lawyer or non-lawyer, accept a position (whether as agent, employer, part or sole owner or in any other capacity) with any person or entity whose interests are adverse to the Corporation’s interests if that adverse position is related in any way to my present or past work with the Corporation.

(b) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(c) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s confidential or proprietary information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies for Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, to the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, that upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1 (and in the case of 1(a), the breach occurs prior to the second anniversary of my Termination Date);

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

Award Date: January 28, 2008

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable.

Award Date: January 28, 2008

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.

LTIP

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than

March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken
Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd ¶
Band	§ 3.2(b)
Cash Flow	§ 4.1(b)
Cash Flow Performance Factor	§ 4.2
Cash Flow Performance Amount	§ 2.1(c)
Cell	§ 4.1 (c)
Change of Control	IPA
Committee	1st ¶
Corporation	2nd ¶
Deferred Portion	§ 2.2
External Performance Amount	§ 2.1(a)
External Performance Factor	§ 3.1
Immediate Portion	§ 2.1(c)
Internal Performance Amount	§ 2.1(b)
Internal Performance Factors	§ 4
Peer Performance Group	§ 3.1
Percentile Ranking	§ 3.2(b)
Performance Period	§ 1¶
Phantom Stock Account	§ 5.2(c)(2)
Plan	1st ¶
Potential Award	§ 2.1(c)
ROIC	§ 4.1(a)
ROIC Performance Factor	§ 4.1
ROIC Performance Amount	§ 2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a) Covenant Not To Compete - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

Award Date: January 28, 2008

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Award Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

Award Date: January 28, 2008

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

LTIP

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd ¶
Band	§ 3.2(b)
Cash Flow	§ 4.1(b)
Cash Flow Performance Factor	§ 4.2
Cash Flow Performance Amount	§ 2.1(c)
Cell	§ 4.1 (c)
Change of Control	IPA
Committee	1st ¶
Corporation	2nd ¶
Deferred Portion	§ 2.2
External Performance Amount	§ 2.1(a)
External Performance Factor	§ 3.1
Immediate Portion	§ 2.1(c)
Internal Performance Amount	§ 2.1(b)
Internal Performance Factors	§ 4
Peer Performance Group	§ 3.1
Percentile Ranking	§ 3.2(b)
Performance Period	§ 1¶
Phantom Stock Account	§ 5.2(c)(2)
Plan	1st ¶
Potential Award	§ 2.1(c)
ROIC	§ 4.1(a)
ROIC Performance Factor	§ 4.1
ROIC Performance Amount	§ 2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a) Covenant Not To Compete - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information - Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(e) Cooperation in Litigation and Investigations—Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Award Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

Award Date: January 28, 2008

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

LTIP

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than

March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken
Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd ¶
Band	§ 3.2(b)
Cash Flow	§ 4.1(b)
Cash Flow Performance Factor	§ 4.2
Cash Flow Performance Amount	§ 2.1(c)
Cell	§ 4.1 (c)
Change of Control	IPA
Committee	1st
Corporation	2nd
Deferred Portion	§ 2.2
External Performance Amount	§ 2.1(a)
External Performance Factor	§ 3.1
Immediate Portion	§ 2.1(c)
Internal Performance Amount	§ 2.1(b)
Internal Performance Factors	§ 4
Peer Performance Group	§ 3.1
Percentile Ranking	§ 3.2(b)
Performance Period	§ 1
Phantom Stock Account	§ 5.2(c)(2)
Plan	1st ¶
Potential Award	§ 2.1(c)
ROIC	§ 4.1(a)
ROIC Performance Factor	§ 4.1
ROIC Performance Amount	§ 2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants.

(a) Covenant Not To Compete - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Award Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

Award Date: January 28, 2008

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

LTIP - California

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than

March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd ¶
Band	§ 3.2(b)
Cash Flow	§ 4.1(b)
Cash Flow Performance Factor	§ 4.2
Cash Flow Performance Amount	§ 2.1(c)
Cell	§ 4.1 (c)
Change of Control	IPA
Committee	1st ¶
Corporation	2nd ¶
Deferred Portion	§ 2.2
External Performance Amount	§ 2.1(a)
External Performance Factor	§ 3.1
Immediate Portion	§ 2.1(c)
Internal Performance Amount	§ 2.1(b)
Internal Performance Factors	§ 4
Peer Performance Group	§ 3.1
Percentile Ranking	§ 3.2(b)
Performance Period	§ 1¶
Phantom Stock Account	§ 5.2(c)(2)
Plan	1st ¶
Potential Award	§ 2.1(c)
ROIC	§ 4.1(a)
ROIC Performance Factor	§ 4.1
ROIC Performance Amount	§ 2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Award Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes. Or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Chief Executive Officer of the Corporation, during the two-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

Award Date: January 28, 2008

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

Award Date: January 28, 2008

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

LTIP - California

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd¶
Band	§3.2(b)
Cash Flow	§4.1(b)
Cash Flow Performance Factor	§4.2
Cash Flow Performance Amount	§2.1(c)
Cell	§4.1(c)
Change of Control	IPA
Committee	1st ¶
Corporation	2nd¶
Deferred Portion	§2.2
External Performance Amount	§2.1(a)
External Performance Factor	§3.1
Immediate Portion	§2.1(c)
Internal Performance Amount	§2.1(b)
Internal Performance Factors	§4
Peer Performance Group	§3.1
Percentile Ranking	§3.2(b)
Performance Period	§1¶
Phantom Stock Account	§5.2(c)(2)
Plan	1st ¶
Potential Award	§2.1(c)
ROIC	§4.1(a)
ROIC Performance Factor	§4.1
ROIC Performance Amount	§2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd¶, §1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Protective Covenants

(a) Protection of Proprietary Information, including Trade Secrets and Confidential Information – Except to the extent required by law, following my Termination Date, and in conformance with the provisions of the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.) and the California Unfair Competition Law (Cal. Business and Professional Code § 17220 et seq.), I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity, for the purpose or effect of competing unfairly with the Corporation, of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

Award Date: January 28, 2008

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes. Or

(iii)	any information protected by the California Uniform Trade Secrets Act (Cal. Civil Code § 3426, et seq.).

(b) Non-Solicit - Without the express written consent of the Senior Vice President, Human Resources of the Corporation, during the one-year period following the Termination Date, I will not induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation. This provision does not prevent the hiring of such persons so long as they are not induced to be one employed in violation of this provision.

(c) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

(d) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

Award Date: January 28, 2008

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(b) The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(c) For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

Award Date: January 28, 2008

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law. Any enforcement of, or challenge to, this Agreement may only be brought in the Circuit Court of Maryland or the United States District Court for the District of Maryland. Both parties consent to the proper jurisdiction and venue of the Circuit Court of Maryland and the United States District Court for the District of Maryland for the purpose of enforcing or challenging this Agreement.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

LTIP-Attorney

Award Date: January 28, 2008

Lockheed Martin Corporation

6801 Rockledge Drive, Bethesda, MD 20817

Telephone 301-897-6000

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933

«Name»

«Street»

«City», «State» «Zip»

Re:	Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan: Long-Term Incentive Performance Award (2008-2010 Performance Period)

Dear «Call_By_Name»:

On behalf of the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation, I am pleased to tell you that you have been granted a Long-Term Incentive Performance Award under the Corporation’s Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). The purpose of this letter is to serve as the Award Agreement under such Plan and to set forth your Target Award as well as the terms and conditions to the payment of your Target Award. Additional terms and conditions are set forth in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. The Prospectus is available at http://www.etrade.com/stockplans. You should retain the Prospectus and the attached copy of the Plan in your records.

IN ORDER FOR THIS AWARD TO BE EFFECTIVE, YOU MUST PROMPTLY SIGN AND RETURN A COPY OF THIS AWARD AGREEMENT. PLEASE NOTE THAT BY ACCEPTING THE AWARD YOU AGREE TO BE BOUND BY THE RESTRICTIONS CONTAINED IN SECTION 14, “POST-EMPLOYMENT COVENANTS” AND IN EXHIBIT A ATTACHED TO THIS AGREEMENT.

Capitalized terms used in this letter which have a special meaning either shall be defined in this letter or if not defined in this letter shall have the meaning ascribed to the term in the Plan. The term “Target Award” as used in this Award Agreement refers only to the Target Award awarded to you under this Award Agreement and the term “Award” refers only to the Long Term Incentive Performance Award set forth in this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries. Appendix A contains an index of all capitalized terms used in this Agreement.

Award Date: January 28, 2008

Section 1. Target Award. Performance Period.

1.1 Target Award. Your Target Award for the Performance Period under this Award Agreement shall be [Target].

1.2 Performance Period. The Performance Period under this Award Agreement is a three-year performance period that runs from January 1, 2008, until December 31, 2010.

1.3 Payment of Award. The amount payable to you under your Award is dependent upon the Corporation’s performance as compared to the internal and external metrics described in this Award Agreement and your continued employment with the Corporation in accordance with Section 5 of this Agreement. As a result of these requirements, any payments you receive may be larger or smaller than your Target Award (e.g., the performance factors could result in no payment in respect of your Award).

Section 2. Calculation of Award Payments.

2.1 End of Performance Period Calculation. Following the end of the Performance Period and prior to any payments being made,

(a) The Committee will calculate the External Performance Factor based on the Corporation’s performance during the Performance Period relative to the performance of other corporations which compose the Standard & Poor’s Industrials Index reported under symbol S5INDU by Bloomberg, L.P. One-half of your Target Award will be multiplied by the External Performance Factor, with the resulting dollar amount to be known as the External Performance Amount.

(b) The Committee will also calculate the ROIC Performance Factor based on the Corporation’s ROIC during the Performance Period as compared to the projected ROIC for the Performance Period in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the ROIC Performance Factor, with the resulting dollar amount to be known as the ROIC Performance Amount.

(c) The Committee will also calculate the Cash Flow Performance Factor based on the Corporation’s cumulative Cash Flow during the Performance Period as compared to the projected cumulative Cash Flow in the 2008 Long Range Plan as presented at the February 2008 Board meeting. One-quarter of your Target Award will be multiplied by the Cash Flow Performance Factor, with the resulting dollar amount to be known as the Cash Flow Performance Amount.

Award Date: January 28, 2008

(d) Your External Performance Amount, your ROIC Performance Amount, and your Cash Flow Performance Amount will then be added together, with the sum of those three amounts known as your “Potential Award”. Assuming you satisfy the continued employment requirements set forth in Section 5 of this Award Agreement, one-half of your Potential Award (the “Immediate Portion”) will be paid to you (or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below) as soon as practicable after the Committee completes its calculations in 2011, but in no event later than March 15, 2011.

2.2 Two Year Deferral Period. The remaining one-half of your Potential Award (the “Deferred Portion”) will be deferred and paid as soon as practicable in January 2013, but in no event later than March 15, 2013.

(a) Between December 31, 2010, and December 31, 2012, the Deferred Portion will be treated as though it was invested by the Corporation on December 31, 2010, in the Corporation’s common stock and will be adjusted to reflect dividends, gains, and losses to reflect the performance of the Corporation’s common stock, as further specified in Section 5.2(c)(2).

(b) Assuming you satisfy the continued employment requirements set forth in Section 5.2(c) of this Award Agreement, the Deferred Portion (as adjusted) will be paid to you as soon as practicable in January 2013, but in no event later than

March 15, 2013 or deferred to a later payment date specified at your election subject to the rules on deferrals set forth below.

You must (except as specified in Section 5) remain employed by the Corporation through December 31, 2010, to receive a payment of any portion of your Award and through December 31, 2012, to receive payment of the Deferred Portion.

Section 3. External Performance Factor.

3.1. External Performance Factor – Peer Performance Group. The External Performance Factor will be based upon the relative ranking of the Corporation’s Total Stockholder Return (as defined in the Plan and assuming the reinvestment of any cash dividends) for the Performance Period to the Total Stockholder Return for such Period for the corporations which compose the Standard & Poor’s Industrials Index as reported under symbol S5INDU by Bloomberg, L.P. (“Peer Performance Group”) at the beginning of the Performance Period. The Corporation shall be included as a member of the Peer Performance Group. The Corporation’s Total Stockholder Return will be based on the performance of its common stock, par value $1.00. The Total Stockholder Return of each corporation that is taken into account in computing the Peer Performance Group Total Stockholder Return will be based on the equity security of the relevant corporation that is used in computing the Standard & Poor’s Industrials Index.

Award Date: January 28, 2008

3.2. Calculation of External Performance Factor.

(a) Calculation of Total Stockholder Return. After the end of the Performance Period, the Committee shall compute the Total Stockholder Return for the Corporation for such Period and shall compute and rank the Total Stockholder Return for each corporation in the Peer Performance Group. Each corporation’s Total Stockholder Return shall be ranked among the Total Stockholder Return for each other corporation in the Peer Performance Group on a percentile basis. Each such Total Shareholder Return shall be computed from data available to the public.

(b) Percentage Level of Target Award. Your External Performance Factor, expressed as a percentage, will be determined under this Section 3.2(b) (and 3.2(c) to the extent interpolation is necessary) based on the percentile ranking of the Corporation’s Total Stockholder Return for the Performance Period under the following chart –

Band	Percentile Ranking	External Performance Factor
One	75th or higher	200%
Two	60th	150%
Three	50th	100%
Four	40th	50%
Five	35th	25%
Six	Below 35th	0%

(c) External Performance Factor Interpolation. If the Corporation’s Total Stockholder Return puts the Corporation over the listed Percentile Ranking for the applicable Band (other than Band One) in Section 3.2(b), your External Performance Factor under Section 3.2(b) shall be interpolated on a linear basis.

Award Date: January 28, 2008

Section 4. Internal Performance Factors.

4.1 ROIC Performance Factor. The ROIC Performance Factor will be determined by comparing the Corporation’s ROIC for the Performance Period to ROIC as forecasted for the Performance Period in the Corporation’s 2008 Long Range Plan and then identifying the ROIC Performance Factor based upon the factor associated with the difference on the following table:

Change from 2008 LRP ROIC	ROIC Performance Factor
Plan + 40 or more basis points	200%
Plan + 30 basis points	175%
Plan + 20 basis points	150%
Plan + 10 basis points	125%
Plan	100%
Plan - 10 basis points	75%
Plan - 20 basis points	50%
Plan - 30 basis points	25%
Plan - 40 or more basis points	0%

(a)	ROIC Definition. For purposes of this Award Agreement, “ROIC” means return on invested capital for the Performance Period calculated as (A) average annual (i) net income plus (ii) interest expense times one minus the highest marginal federal corporate tax rate over the three year Performance period (“Return”), divided by (B) the average of the four year-end investment balances (beginning with December 31, 2007 year-end balance) consisting of (i) debt (including current maturities of long-term debt) plus (ii) stockholders’ equity plus the postretirement plans amounts determined at year-end as included in the Corporation’s Statement of Stockholder Equity.

(b)	ROIC Determination. Each component of ROIC and the calculation of any postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity shall be determined by the Committee in accordance with generally accepted accounting principles in the United States and be based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the date or period on which ROIC is being determined, the Committee shall make its determination in a manner consistent with the historical practices used by the Corporation in determining the components of ROIC and postretirement plans amounts recorded in the Corporation’s Statement of Stockholder Equity for purposes of reporting those items on its audited financial statements, as modified by this paragraph. Notwithstanding the foregoing, ROIC will be adjusted to exclude the impact of any change in accounting standards or adoption of any new accounting standards that is required under generally accepted accounting principals in the United States and that is reported in the Corporation’s filings with the Securities and Exchange Commission as having a material effect on the Corporation’s consolidated financial statements. ROIC as included in the 2008 Long Range Plan and the change in ROIC for purposes of the ROIC Performance Factor will be determined in accordance with this Section 4.1(b).

Award Date: January 28, 2008

4.2 Cash Flow Performance Factor. The Cash Flow Performance Factor will be determined by comparing the Corporation’s cumulative Cash Flow during the Performance Period to the projected cumulative Cash Flow of the Corporation as forecasted in the Corporation’s 2008 Long Range Plan. and then identifying the Cash Flow Performance Factor based upon the factor associated with the change from the 2008 Long Range Plan on the following table:

Change From 2008 LRP Cash Flow	Cash Flow Performance Factor
Plan + $1B or more	200%
Plan + $ .75B	175%
Plan + $ .5B	150%
Plan + $ .25B	125%
Plan	100%
Plan - $ .25B	75%
Plan - $ .5B	50%
Plan - $1B	25%
Plan - more than $1B	0%

(a)	Cash Flow Defintion. For purposes of this Award Agreement, Cash Flow means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the Performance Period and the actual amounts contributed by the Corporation during the Performance Period; (ii) any tax payments or benefits during the Performance Period associated with the divestiture of business units.

(b)	Cash Flow Determination. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Committee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

4.3 Interpolation of ROIC and Cash Flow Metrics. If the change in ROIC or Cash Flow falls between two numbers listed in the applicable table in section 4.1 or 4.2, the appropriate factor will be interpolated on a linear basis. Notwithstanding the foregoing, the ROIC Performance Factor will always be zero if the ROIC for the Performance Period is less than ROIC forecasted for the Performance Period in the 2008 Long Range Plan by 40 basis points or more and the Cash Flow Performance Factor will always be zero if the aggregate Cash Flow for the Performance Period is less than what was forecasted for the Performance Period in the 2008 Long Range Plan by more than $1 billion.

Award Date: January 28, 2008

Section 5. Payment of Award: Potential Award, Mandatory Portion

5.1. Employment Requirement.

(a) General Rule. In order to be eligible to receive payment of any portion of your Potential Award as determined under Section 2.1(d), you must remain actively employed by the Corporation through the last day of the Performance Period. If your employment as an Employee terminates during the Performance Period, you shall forfeit your right to receive all or any part of your Potential Award.

(b) Exceptions. Notwithstanding Section 5.1(a), if the Committee determines

(1) that your employment as an Employee terminated as a result of your death, “Divestiture”, “Disability” or “Retirement” or

(2) that the Corporation terminated your employment involuntarily as a result of a layoff,

you shall retain a fraction of your Potential Award. The numerator of such fraction shall equal the number of days in the Performance Period before your employment as an Employee terminated, and the denominator shall equal the total number of days in the Performance Period. The Committee shall have complete and absolute discretion to make the determinations called for under this Section 5.1(b), and all such determinations shall be binding on you and on any person who claims all or any part of your Potential Award on your behalf as well as on the Corporation.

(c) Special Definitions. For purposes of this Award Agreement:

(1) Your employment as an Employee shall be treated as terminating because of a Disability on the date you become eligible for a benefit under the Corporation’s long-term disability plan in which you participate, or if you are not enrolled in a long-term disability plan, the date on which long-term disability benefits would commence under the plan under which you would have been covered, had you enrolled;

(2) Your employment as an Employee shall be treated as terminating as a result of Divestiture if the Corporation divests all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation and a transfer of such employment to the other party in the divestiture. A divestiture shall mean a transaction which results in the transfer of control of the business operation to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests are owned or controlled by the Corporation; and

Award Date: January 28, 2008

(3) Your employment as an Employee shall be treated as terminating because of Retirement if (a) you participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates on or after the date on which you satisfy the plan’s age and service requirements for commencing receipt of an early retirement benefit under the plan or (b) you do not participate in a defined benefit pension plan maintained by the Corporation, and your employment terminates after you reach age 55 and have completed five years of service.

5.2. Payment Rules.

(a) General Rule. If you are eligible to receive your Potential Award under Section 5.1(a), the Immediate Portion of your Potential Award shall be fully vested and shall be either paid in cash to you or deferred in accordance with Section 5.2(e). The Deferred Portion of your Potential Award shall remain subject to forfeiture and shall be governed by the provisions of Section 5.2(c).

(b) Immediate Portion. Subject to section 5.2(e), you shall have the right to receive the Immediate Portion of your Potential Award currently in cash as soon as practicable after the date on which the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than the March 15 next following the end of the Performance Period.

(c) Deferred Portion Subject to Forfeiture.

(1) Deferral and Forfeiture. If you are eligible to receive your Potential Award under Section 5.1(a), the payment of the Deferred Portion of your Potential Award shall be deferred through December 31, 2012, and paid as specified below. You shall forfeit your right to the payment of the Deferred Portion of your Potential Award if you do not remain actively employed by the Corporation through December 31, 2012.

(2) Phantom Stock Account. The Committee shall establish a bookkeeping account (a “Phantom Stock Account”) on your behalf under this Section 5.2(c)(2) and shall credit such account with a number of units equal to the number of whole shares (and any fractional share) of the Corporation’s common stock which could have been purchased by the Deferred Portion of your Potential Award described in Section 5.2(c)(1) based on the closing price for a share of the Corporation’s common stock as reported on the New York Stock

Award Date: January 28, 2008

Exchange for the last trading day of the Performance Period, subject to the Committee’s certification in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period. Thereafter the Committee shall make such credits or debits to the units previously credited to such account as the Committee deems appropriate in light of any transaction described in Section 7(a) of the Plan (such as a stock split or stock dividend) or any cash dividends paid on the Corporation’s common stock, which dividends shall increase the number of units credited to such account as if such dividends had been reinvested in the Corporation’s common stock at the closing price of a share of the Corporation’s common stock as reported on The New York Stock Exchange for the last trading day of the quarter in which such dividend is declared by the Board of Directors.

(3) Payment. Unless you forfeit your right to the Deferred Portion of your Potential Award described in this Section 5.2(c), you shall have the right to receive the payment of the value of your Phantom Stock Account as determined as of December 31, 2012, as soon as practicable after December 31, 2012, but in no event later than March 15, 2013 (subject to section 5.2(e)). The amount payable under this Section 5.2(c) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for December 31, 2012, or, if it is not a trading day, on the last trading day before December 31, 2012.

(4) Special Payment Rule For Certain Terminated Employees. Notwithstanding Section 5.2(c)(1), if your employment terminates after the close of the Performance Period but prior to December 31, 2012, and the Committee determines that your employment terminated under circumstances described in Sections 5.1(b)(1) or (2), then the Deferred Portion of your Potential Award described in this Section 5.2(c) shall be paid to you or, in the event of your death, to your designated beneficiary, in cash as soon as practicable following your termination of employment, but in no event later than March 15 of the year following your termination of employment (subject to Section 5.2(e)). The amount payable under this Section 5.2(c)(4) shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) on the date your termination becomes effective by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which your termination becomes effective, or if it is not a trading day, on the last trading day before that date. In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

Award Date: January 28, 2008

(5) No Shareholder Rights. Units credited to your Phantom Stock Account are bookkeeping entries only and do not entitle you to any shares of the Corporation’s common stock or to any voting or other rights associated with shares of such stock.

(d) Special Rule. If you terminate employment during the Performance Period but are eligible to receive a portion of your Potential Award as a result of an exception under Section 5.1(b), payment of such portion of your Potential Award shall be in full satisfaction of all rights you have under this Award Agreement; in such circumstances, you will not be eligible for a payment of the Deferred Portion under Section 5.2(c) and no other amounts will be payable to you or on your behalf. The portion of your Potential Award payable to you following a termination of employment during the Performance Period under circumstances described in Section 5.1(b) shall be paid to you or, in the event of your death, to your designated beneficiary for the Award, in cash as soon as practicable after the Committee certifies in writing (for purposes of Section 162(m) of the Code) that your Target Award has become a Potential Award for the Performance Period, but in no event later than March 15, 2011 (subject to section 5.2(e)). In the event of your death and you do not have a properly completed beneficiary designation form on file with the Vice President of Compensation and Benefits’ office, your payment will be made to your estate.

(e) Further Deferral. You will be given an opportunity to elect to defer any amounts payable under Sections 5.2(b) and 5.2(d) of this Award Agreement and to further defer any amounts payable under Section 5.2(c)(3). Such election shall be irrevocable, shall be made in accordance with the terms of the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the requirements of Code section 409A, and shall be subject to such additional terms and conditions as are set by the Committee. A deferral election form and the terms and conditions for any deferral will be furnished to you in due course.

5.3. Cutback. Any payment called for under Section 5.2(b) will be reduced to the extent that such payment together with payments attributable to any other Cash-Based Awards that are granted during 2008 as Performance Based Awards exceeds $5,000,000 and, further, any credit of phantom shares called for under Section 5.2(c)(2) shall be reduced to the extent that the number of phantom shares credited to you together with the number of shares of Stock and Share Units in respect of Share-Based Awards that are granted to you during 2008 as Performance Based Awards exceeds 1,000,000. To the extent that any payment called for under Section 5.2(b) would exceed the $5,000,000 limit and therefore must be reduced, the amount in excess of $5,000,000, shall be deferred and credited as phantom shares under Section 5.2(c)(2) unless such crediting would result in the crediting of phantom shares that would otherwise be prohibited by this

Award Date: January 28, 2008

Section 5.3. To the extent that any crediting called for under Section 5.2(c)(2) would exceed the 1,000,000 limit and therefore must be reduced, the units in excess of 1,000,000, shall not be credited and shall instead be paid in cash under Section 5.2(b) unless such payment would result in a payment that would otherwise be prohibited by this Section 5.3.

5.4. Withholding. Any payment made in respect of your Award will be subject to income tax withholding at the minimum rate prescribed by law. You may owe taxes in addition to the amount withheld and may request that tax be withheld from any payment at a greater rate. In addition, FICA tax will be withheld, as required under the law, when any portion of an award becomes vested for tax purposes prior to payment and shall reduce the amount of such Award. If prior to payment of the Immediate Portion, you become eligible for retirement, then any FICA tax due on your Deferred Portion will be withheld from the Immediate Portion. If you become retirement eligible following payment of the Immediate Portion, then FICA taxes will be withheld from your Deferred Portion.

5.5. Means of Satisfying Code Section 409A. If any payment that would otherwise be made under this Award Agreement is required to be delayed by reason of Section 13, such payment shall be made at the earliest date permitted by Code section 409A. The amount of any delayed payment shall be the amount that would have been paid prior to the delay adjusted to include interest from the original payment date to the actual payment date, compounded daily, at a rate equivalent to the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97.

Section 6. No Assignment – General Creditor Status.

You shall have no right to assign any interest you might have in all or any part of the Target Award or Potential Award which has been granted to you under this Award Agreement and any attempt to do so shall be null and void and shall have no force or effect whatsoever. Furthermore, all payments called for under this Award Agreement shall be made in cash from the Corporation’s general assets, and your right to payment from the Corporation’s general assets shall be the same as the right of a general and unsecured creditor of the Corporation.

Section 7. Plan.

This Award Agreement shall be subject to all of the terms and conditions set forth in the Plan.

Award Date: January 28, 2008

Section 8. Change in Control.

8.1. Change in Control During Performance Period. If during the Performance Period, a Change in Control (as defined in Section 7 of the Plan) occurs, the Performance Period will terminate. Notwithstanding any deferral election or term of this Award Agreement to the contrary, a pro rata portion of your Award will be paid to you within 15 days of the Change in Control. The prorated portion will be the sum of (i) the result obtained by first multiplying your Target Award by the External Performance Factor calculated under Section 3.2(b), but determined as of the last day of the year immediately preceding the Change in Control, and then further multiplying that product by a fraction, the numerator of which is the number of whole calendar years of the Performance Period that were completed prior to the Change in Control and the denominator of which is three; and (ii) the product of your Target Award and a fraction, the numerator of which is the number of days preceding the Change in Control that occur in the calendar year in which the Change in Control occurs and the denominator of which is 1095.

8.2. Change in Control After Performance Period. If a Change in Control occurs after the end of the Performance Period but before December 31, 2012, notwithstanding any deferral election or term of this Award Agreement to the contrary, the Deferred Portion of your Potential Award described in Section 5.2(c) will be paid to you within 15 days of the Change in Control. The amount payable shall be determined by multiplying the number of units representing shares of phantom stock credited to your account under Section 5.2(c)(2) by the closing price for a share of the Corporation’s common stock as reported on the New York Stock Exchange for the date on which the Change in Control occurs, or if it is not a trading day, on the last trading day before that date.

8.3. Special Rule. Notwithstanding Section 8.1 or Section 8.2, if a payment in accordance with those provisions would result in a nonexempt short-swing transaction under Section 16(b) of the Securities Exchange Act of 1934, then the date of distribution to you shall be delayed until the earliest date upon which the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Securities Exchange Act of 1934.

Section 9. Amendment and Termination.

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall amend Sections 1, 2, 3, 4, or 5 in a manner adverse to you or reduce the amount payable hereunder in a material manner without your written consent. For this purpose, a change in the amount payable hereunder that occurs solely by reason of a change in the date or form of payment shall in no case be treated as a reduction prohibited by this Section 9. Thus, for example, if an amount payable by reason of Section 8 is delayed by an amendment to this Award Agreement or other action undertaken to comply with Section 409A of the Internal Revenue Code and the amount payable is reduced solely by reason of a corresponding delay in the date of valuation of a share of the Corporation’s common stock, such a change shall not be treated as a reduction prohibited by this Section 9. This Section 9 shall be construed and applied so as to permit the Committee to amend this Award Agreement at any time in any manner reasonably necessary or appropriate in order to comply with the requirements of Code section 409A, including amendments regarding the timing and form of payments hereunder.

Award Date: January 28, 2008

Section 10. No Right to an Award.

Your status as an Employee shall not be construed as a commitment that any one or more awards shall be made under the Plan to you or to Employees generally. Your status as a Participant shall not entitle you to any additional award.

Section 11. No Assurance of Employment.

Nothing contained in the Plan or in this Award Agreement shall confer upon you any right to continue in the employ or other service of the Corporation or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation to change your compensation or other benefits or to terminate your employment with or without cause.

Section 12. Conflict.

In the event of a conflict between this Award Agreement and the Plan, the Plan document shall control.

Section 13. Compliance with Section 409A of the Internal Revenue Code.

Notwithstanding any other provision of this Award Agreement to the contrary, to the extent that this Award Agreement constitutes a nonqualified deferred compensation plan to which Code section 409A applies, payments under this Award Agreement shall be made at a time and in a manner that satisfies the requirements of Code section 409A and guidance of general applicability issued thereunder, including the provisions of 409A(a)(2)(B) (i)to the extent distributions to any key employee are required to be delayed six months.

Section 14. Post-Employment Covenants.

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

Section 15. Execution.

You must execute one copy of this Award Agreement and return it to the Office of the Vice President of Compensation and Benefits (Mail Point 123) as soon as possible as a condition to the Award becoming effective. In order for this Award to be effective, you must execute and return this Award Agreement promptly. Your execution of this Award Agreement constitutes your consent to and acceptance of any action taken under the Plan consistent with its terms with respect to your Award and your agreement to the Post-Employment Covenants contained in Section 14 and Exhibit A.

Award Date: January 28, 2008

By signing this Award Agreement, you consent to receive copies of the Prospectus applicable to this Award from the Corporation’s intranet site http://www.etrade.com/stockplans as well as to electronic delivery of the Corporation’s annual report on Form 10-k, annual proxy and quarterly reports on Form 10-Q. This consent can only be withdrawn by written notice to the Corporate Secretary, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, MD 20817.

A pre-addressed envelope has been enclosed for your convenience to return with a copy of this Award Agreement, as acknowledged by you below.

Sincerely,

Kenneth J. Disken Sr. Vice President, Human Resources

Enclosures

ACKNOWLEDGEMENT:

Signature	Date

Print or type name

Award Date: January 28, 2008

Appendix A

Capitalized Terms

Award	2nd ¶
Band	§ 3.2(b)
Cash Flow	§ 4.1(b)
Cash Flow Performance Factor	§ 4.2
Cash Flow Performance Amount	§ 2.1(c)
Cell	§ 4.1 (c)
Change of Control	IPA
Committee	1st ¶
Corporation	2nd ¶
Deferred Portion	§ 2.2
External Performance Amount	§ 2.1(a)
External Performance Factor	§ 3.1
Immediate Portion	§ 2.1(c)
Internal Performance Amount	§ 2.1(b)
Internal Performance Factors	§ 4
Peer Performance Group	§ 3.1
Percentile Ranking	§ 3.2(b)
Performance Period	§ 1¶
Phantom Stock Account	§ 5.2(c)(2)
Plan	1st ¶
Potential Award	§ 2.1(c)
ROIC	§ 4.1(a)
ROIC Performance Factor	§ 4.1
ROIC Performance Amount	§ 2.1(b)
Share Units	IPA
Share-Based Awards	IPA
Stock	IPA
Target Award	2nd ¶, § 1
Total Stockholder Return	IPA

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(LTIP Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of a Long Term Incentive Performance Award to me under the Award Agreement (the “LTIP”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the LTIP, I agree as follows:

1. Post Termination Activity.

(a) Post-employment Activity As a Lawyer – I acknowledge that as counsel to Lockheed Martin Corporation (the “Corporation”), I owe ethical and fiduciary obligations to the Corporation and that at least some of these obligations will continue even after the date of my termination of employment with the Corporation (“Termination Date”). I agree that after my Termination Date I will comply fully with all applicable ethical and fiduciary obligations that I owe to the Corporation. To the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, I agree that I will not

(i)	Represent any client adversely to the Corporation;

(ii)	Reveal to any third party any information learned by me during the course of my employment with the Corporation except for information that is or becomes generally known;

(iii)	Encourage or solicit any present or future agents or employees of the Corporation to terminate their employment for the purpose of competing with the Corporation; or

(iv)	Whether as a lawyer or non-lawyer, accept a position (whether as agent, employer, part or sole owner or in any other capacity) with any person or entity whose interests are adverse to the Corporation’s interests if that adverse position is related in any way to my present or past work with the Corporation.

(b) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(c) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the LTIP is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s confidential or proprietary information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies for Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, to the extent permitted by applicable law, including but not limited to any applicable rules governing attorney conduct, that upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1 (and in the case of 1(a), the breach occurs prior to the second anniversary of my Termination Date);

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Award Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the LTIP, any cash paid to me, whether paid currently or deferred; and (ii) to the extent I have not earned the LTIP fully, all of my remaining rights, title or interest in the LTIP.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable.

Award Date: January 28, 2008

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the LTIP to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of an LTIP under the Award Agreement.

PECA Stock Option

Grant Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Mr. Stevens:

The Management Development and Compensation Committee (the “Committee”) of Lockheed Martin Corporation’s Board of Directors has awarded to you options to purchase shares of Lockheed Martin Common Stock (“Stock”) under the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”).

This letter is your Award Agreement and sets forth some of the terms and conditions of your award. Additional terms and conditions are contained in the Plan and in the Prospectus relating to the Plan of which the Plan document and this Award Agreement are a part. By accepting this Award Agreement electronically, you consent to electronic delivery of the Prospectus applicable to these Options. You should retain the Prospectus in your records.

The term “Options” as used in this Award Agreement refers only to the nonqualified stock options awarded to you under this Award Agreement. References to the “Corporation” include Lockheed Martin Corporation and its subsidiaries.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

EXERCISE PRICE

The exercise price of the Options granted hereunder is $106.87 per Option. Under certain circumstances set forth in the Plan and this Award Agreement, this exercise price may be subject to adjustment.

The Committee presently allows the exercise price of an Option to be paid in cash, by the tender of Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment, nor will fractional shares be issued. The Committee retains the discretion to, at any time, limit the method of payment to cash. If you elect to pay with Stock, you must have owned the shares tendered for at least six months. If Stock is tendered, it will be valued at its Fair Market Value on the date of tender.

Grant Date: January 28, 2008

VESTING/EXPIRATION/FORFEITURE

General Rule - An Option may not be exercised until it has vested, nor may an Option be exercised after its expiration or forfeiture. Subject to certain special rules discussed below, if you remain in the employ of the Corporation until the applicable date of vesting, the vesting schedule for your Options is as follows:

First Vesting Date: January 28, 2009 – One-Third

Second Vesting Date: January 28, 2010 – One-Third

Third Vesting Date: January 28, 2011 – One-Third

If the number of Options granted cannot be evenly divided by three into whole shares, the fractional shares will vest on the Third Vesting Date. If you leave the employ of the Corporation before the date on which an Option vests, that Option is forfeited.

Vested Options, except as otherwise provided in this letter, or in the Plan, or as may be restricted by law, may be exercised for a period ending on January 26, 2018. Options not exercised by that date will be forfeited.

You should make every effort to keep the Vice President of Compensation and Benefits’ office informed of your current address so that we may communicate with you about your options and their current status. The Corporation cannot exercise the options for you, and so you must pay close attention to their terms and any impending expiration.

SPECIAL RULES AS TO VESTING

Retirement - If you retire before the First Vesting Date, you will forfeit all of the Options in accordance with the general rule set forth above. If you retire on or after the First Vesting Date, you will vest in the remaining Options on the Second Vesting Date and the Third Vesting Date as though you had remained in the employ of the Corporation through those dates. For the purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

Death or Disability - Your Options will immediately vest and no longer be subject to the continuing employment requirement if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

Grant Date: January 28, 2008

SPECIAL RULES AS TO EXPIRATION AND FORFEITURE

Death or Disability - Options will expire at the end of their remaining term on January 26, 2018.

Resignation, Lay-Off or Termination for Cause - If you resign or otherwise terminate, whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” unvested Options will be forfeited upon your termination. Vested Options will expire at the end of their remaining term or 30 calendar days following your resignation or termination, whichever is shorter. If you are laid off, your options will be unaffected, and will vest and be exercisable until the end of their remaining term, in accordance with the terms of the Plan.

Divestiture - If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Following a divestiture, you will continue to vest in your unvested options as though you had remained in the employ of the Corporation. Your vested options will be exercisable until the first to occur of (i) the fifth anniversary of the effective date of the divestiture; or (ii) the original expiration date (“Divestiture Expiration Date”). If you die following divestiture but prior to the Divestiture Expiration Date, all unvested options will immediately vest as of the date of death and be exercisable by your beneficiary until the Divestiture Expiration Date. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations) is owned or controlled directly or indirectly, by the Corporation, one or more of the Corporation’s subsidiaries or by a combination thereof.

LIMITATIONS ON EXERCISE

Notwithstanding any other provision herein, no Option may be exercised less than six months nor more than ten years after the date of grant. Further, from time to time, your ability to exercise Options which otherwise would be exercisable may be restricted, if in the opinion of counsel for the Corporation, this is necessary or advisable in order to ensure compliance with applicable Federal or state law, rules or regulations.

Grant Date: January 28, 2008

ASSIGNMENT/TRANSFERABILITY/BENEFICIARIES

Options may not be pledged, assigned or transferred except that Options may be transferred by will or by the laws of descent and distribution or you may provide that, upon your death, the Options are to be transferred to a beneficiary or beneficiaries that you designate. To designate a beneficiary or beneficiaries, please complete the Beneficiary Designation located at http://www.etrade.com/stockplans and return an originally executed copy to the Vice President of Compensation and Benefits’ office (Mail Point 123).

During your lifetime, only you may exercise your Options. In the event of your death or disability, your Options may be exercised by a qualified representative of your estate, a properly designated beneficiary or beneficiaries or your guardian or authorized representative, as applicable.

TAX WITHHOLDING

When you exercise an Option, the Corporation will withhold applicable taxes as required by law. The Committee presently allows you to pay the withholding tax in cash, by tendering Stock or through a combination of Stock and cash. No fractional shares of Stock may be tendered in payment. The Committee retains the discretion to, at any time, limit the method of payment to cash. Unlike payment of the exercise price of the Options, if you elect to pay withholding taxes with Stock, you need not have owned the shares tendered for at least six months. Payment must be made at the time of exercise. To the extent that cash is not tendered, the Corporation will retain from the shares of Stock that you would otherwise receive upon exercise of the Option that number of shares sufficient to satisfy the withholding obligation. If Stock is tendered or is deemed to have been tendered, it will be valued at its Fair Market Value.

Withholding will be at the minimum rate prescribed by law. Therefore, you may owe taxes relating to the exercise in addition to the amount withheld by the Corporation. If you desire, you may request that tax be withheld at greater than the minimum rate.

Special Note for Section 16 Insiders - The Corporation’s Section 16 Insiders have been informed of this fact by the Board of Directors. If you are a Section 16 Insider, your ability to satisfy your withholding obligations through the tender of Stock may be limited by the Federal securities laws. In these situations, having such treatment deemed to occur may have adverse consequences. The Corporation recommends that you consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving your Options or Stock.

CHANGE IN CONTROL

In the event of a change in control of the Corporation, as defined in Section 7 of the Plan, the vesting date of all outstanding options shall be accelerated so as to cause all outstanding options to become exercisable.

Grant Date: January 28, 2008

AMENDMENT AND TERMINATION OF THE PLAN OR AWARDS

As provided in Section 9 of the Plan, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time amend this Award Agreement. Notwithstanding the foregoing, no such action by the Board of Directors or the Committee shall affect this Award Agreement or the award made hereunder in any manner adverse to you without your written consent.

ACCEPTANCE OF AWARD

No award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. You must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Point 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acceptance of this Award Agreement as described, this award will be effective as of the date of grant. If you do not acknowledge acceptance of your award, it will not be effective and you will not be able to exercise the options.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

For the purpose of calculating the expiration date of the Options, all Options will be deemed to expire on January 26, 2018 at the close of trading in Lockheed Martin Corporation common stock on the New York Stock Exchange (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee). If you are on leave of absence, for the purposes of the Plan, you will be considered to still be in the employ of the Corporation unless otherwise provided in an agreement between you and the Corporation.

Grant Date: January 28, 2008

Your participation in the Plan, anything contained in this Award Agreement, or the grant of Options does not confer upon you any right of continued employment or limit in any way the right of the Corporation to terminate your employment at any time.

You have no rights as a stockholder to any securities covered by this Award Agreement until the date on which you become the holder of record of such securities. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan. In the event of a conflict between this Award Agreement and the Plan, the Plan document will control.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Grant Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(Stock Option Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with a Grant Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of stock options to me under the Award Agreement (the “Options”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the Options, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Grant Date: January 28, 2008

(c) Protection of Proprietary Information – Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement – Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Grant Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the Options is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

Grant Date: January 28, 2008

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have exercised any of the Options and continue to own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, the shares of Common Stock so acquired upon exercise; (ii) to the extent I have exercised any of the Options and no longer own the shares of Common Stock of the Corporation issued or issuable upon exercise of the Options, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not exercised the Options fully, all of my remaining rights, title or interest in the Options.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

Grant Date: January 28, 2008

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the Options to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of stock options under the Award Agreement.

RSU–RJS

Award Date: January 28, 2008

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER

THE SECURITIES ACT OF 1933

Dear Mr. Stevens:

The Management Development and Compensation Committee of the Board of Directors (“Committee”) has awarded you Restricted Stock Units (“RSUs”). Each RSU entitles you, upon satisfaction of the continued employment and other requirements set forth in this letter and the Plan, to receive from Lockheed Martin Corporation (“Corporation”) (i) one (1) share of the Corporation’s common stock, par value $1.00 per share, (“Stock”); and (ii) quarterly cash payments equivalent to any cash dividends paid to stockholders of the Corporation, each in accordance with the terms of this letter, the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (“Plan”), and any rules and procedures adopted by the Committee.

This letter constitutes the Award Agreement for your RSUs and sets forth some of the terms and conditions of your Award under the Plan, as determined by the Committee. Additional terms and conditions are described in the Plan and in the Prospectus relating to the Plan of which the Plan and this Award Agreement are a part. In the event of a conflict between this letter and the Plan, the Plan document will control. The Prospectus is available at http://www.etrade.com/stockplans.

Capitalized terms not defined in this Agreement will have the meaning ascribed to them in the Plan. The term Restricted Stock Unit or RSU as used in this Award Agreement refers only to the Restricted Stock Units awarded to you under this Award Agreement.

CONSIDERATION FOR AWARD

The consideration for the Restricted Stock Units is your continued service to the Corporation as an employee during the Restricted Period set forth below. If you do not continue to perform services for the Corporation as an employee during the entire Restricted Period, your Award will be forfeited in whole or in part.

Your Award is not effective or enforceable until you properly acknowledge your acceptance of the Award by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as instructed below as soon as possible. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the Award Date. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. Please note that by accepting the award you agree to be bound by the restrictions contained under the heading below “Post-Employment Covenants” and in Exhibit A attached to this Agreement.

Award Date: January 28, 2008

For your acceptance to be effective and for the Award to be enforceable, you must return your acknowledgment (either in written form or by electronic receipt). If your acknowledgement is not received, your Award will not be effective.

RIGHTS OF OWNERSHIP/RESTRICTIONS ON TRANSFER

During the Restricted Period, your RSUs will be subject to forfeiture. Until the Restricted Period ends with respect to a particular RSU and a share of Stock is delivered to you, you generally will not have the rights and privileges of a stockholder. In particular, you will not have the right to vote your RSUs on any matter put to the stockholders of the Corporation and you may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber RSUs. You will, however, have the right to receive a cash payment for each RSU equivalent to the cash dividend paid to stockholders on a share of Stock at the time the corresponding dividend is paid to stockholders and this right continues until the expiration of the Restricted Period and until the date that Stock is deliverable to you.

Upon expiration or termination of the Restricted Period with respect to your RSUs, and subject to the forfeiture provisions set forth below, each RSU for which the restrictions have lapsed will be exchanged for a certificate (either in paper or book entry form) evidencing one (1) share of Stock issued in your name (or other name(s) designated by you). Your shares will be delivered to you as soon as practicable upon the expiration or termination of the Restricted Period. In the event Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving a distribution on account of a termination of employment, delivery of stock may be delayed for six months from such date; similarly, if you are an Insider subject to the reporting provisions of Section 16(a) of the Securities Exchange Act of 1934, delivery of Stock following the expiration of the Restricted Period for any reason may be delayed for six months. The certificates delivered to you may contain any legend the Corporation determines is appropriate under the securities laws. At the time the Restricted Period for your RSUs terminates, the Corporation is required to collect from you the appropriate amount of Federal, state and local taxes. The Corporation may be required to collect FICA taxes from you prior to the termination of the Restricted Period if you become eligible for retirement prior to the termination of that period. In this regard, please see “Timing of Taxation and Withholding” below.

After the Stock is delivered to you, you (or your designee(s)) will enjoy all of the rights and privileges associated with ownership of the shares, including the right to vote on any matter put to stockholder vote, to receive dividends, and to encumber, sell or otherwise transfer the shares. You should note, however, that, while the shares would thus be free of the restrictions imposed during the Restricted Period, your ability to sell the shares may be limited under the Federal securities laws.

Award Date: January 28, 2008

You have the right to designate a beneficiary (or beneficiaries) to receive your shares in exchange for your RSUs in the event of your death during the Restricted Period by completing a beneficiary designation form available at http://www.etrade.com/stockplans and returning it to the Vice President of Compensation and Benefits’ office at the address below.

If, at your death, a completed beneficiary designation form is not on file at the Vice President of Compensation and Benefits’ office (or if your designated beneficiary predeceases you), the Stock in respect of your RSUs will be transferred to the personal representative of your estate.

RESTRICTED PERIOD, FORFEITURE

The vesting of the RSUs awarded under this Award Agreement is subject to satisfaction of a performance goal as well as your continued employment with the Corporation from the Award Date until January 28, 2011 (the “Restricted Period”). If either of these requirements is not satisfied, you may forfeit all or part of your RSUs. Upon forfeiture, you will no longer have the right to receive Stock for forfeited RSUs or to receive cash payments as dividend equivalents.

1. Performance Goal

At its first meeting after the Corporation finalizes the financial results for the year ending December 31, 2008, the Committee will multiply the number of RSUs awarded to you under this Award Agreement by the Fair Market Value of Stock on the Award Date ($106.87) (“RSU Award Value”). The Committee will then compare your RSU Award Value to the product of 0.2% and the Corporation’s Cash Flow for the year ending December 31, 2008 (with the product being referred to as the “RSU Performance Goal”). If your RSU Award Value exceeds your RSU Performance Goal (with the amount of that excess referred to as the “Performance Shortfall”) then you will forfeit the number of whole RSUs that are equal to the Performance Shortfall divided by the Fair Market Value of Stock on the Award Date ($106.87).

For purposes of this Award Agreement, Cash Flow for any period means net cash flow from operations but not taking into account: (i) the aggregate difference between the amount forecasted in the Corporation’s 2008 Long Range Plan to be contributed by the Corporation to the Corporation’s defined benefit pension plans during the period and the actual amounts contributed by the Corporation during the period; and (ii) any tax payments or tax benefits during the period associated with the divestiture of business units. Cash Flow shall be determined by the Committee based upon the comparable numbers reported on the Corporation’s audited consolidated financial statements or, if audited financial statements are not available for the period for which Cash Flow is being determined, the Subcommittee shall determine Cash Flow in a manner consistent with the historical practices used by the Corporation in determining net cash provided by operating activities as reported in its audited consolidated statement of cash flows, in either case as modified by this paragraph.

Award Date: January 28, 2008

2. Employment Requirement

Regardless of the satisfaction of the RSU Performance Goal, all of your RSUs will be forfeited and all of your rights to the RSUs and to receive Stock for your RSUs will cease without further obligation on the part of the Corporation unless you continue to provide services to the Corporation as an Employee of the Corporation until the expiration or termination of the Restricted Period, which will occur on January 28, 2011, subject only to the specific exceptions provided below.

DEATH, DISABILITY, LAYOFF

1. Death and Disability

Your RSUs will immediately vest and no longer be subject to the continuing employment requirement or the potential forfeiture to the extent of a Performance Shortfall if:

(i)	you die while still employed by the Corporation; or

(ii)	you terminate employment as a result of becoming totally disabled as evidenced by commencement of benefits under the Corporation’s long-term disability plan in which you are enrolled (or, if you are not a participant of the Corporation’s long-term disability plan, when you would have been eligible for benefits using the standards set forth in that plan).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following the date of your termination of employment on account of death or disability, but in no event later than the March 15 next following the year in which such termination occurs.

2. Lay Off

If you are laid off prior to January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule requiring continued employment during the Restricted Period. If you are laid off on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your layoff is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your layoff is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

Award Date: January 28, 2008

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your layoff, but in no event later than the March 15 next following the year in which you are laid off. You will forfeit your remaining RSUs on the date you are laid off.

RETIREMENT

If your retirement is effective before January 28, 2009, you will forfeit all of your RSUs in accordance with the general rule set forth above. If you retire with an effective date on or after January 28, 2009, your RSUs will continue to be subject to forfeiture to the extent of any Performance Shortfall certified by the Committee on or after such date; however, you will not be subject to the continued employment requirement and, subject to any Performance Shortfall that may occur, the Restricted Period will end for a portion of your RSUs and you will vest in a portion of your RSUs as follows:

(i)	you will vest in one third (1/3) of your RSUs if your retirement is effective on or after the first anniversary of the Award Date (January 28, 2009), but before the second anniversary of the Award Date (January 28, 2010); and

(ii)	you will vest in two thirds (2/3) of your RSUs if your retirement is effective on or after the second anniversary of the Award Date (January 28, 2010) but before the third anniversary of the Award Date (January 28, 2011).

The vested RSUs will be exchanged for shares of Stock as soon as practicable following your retirement, but in no event later than the March 15 next following the year in which you retire. You will forfeit the remaining RSUs on the date of your termination of employment. For purposes of this provision, the term “retirement” means retirement from service under the terms of the Corporation’s defined benefit pension plan in which you are a participant or following attainment of age 55 and five years of service if you do not participate in one of the Corporation’s defined benefit pension plans.

RESIGNATION OR TERMINATION WITH OR WITHOUT CAUSE

If you resign or your employment otherwise terminates before January 28, 2011, other than on account of death, disability, layoff, or retirement, (or Divestiture or Change in Control as described below) whether voluntarily or by action of the Corporation and in the latter case whether with or without “cause,” you will forfeit your RSUs on the date of your termination.

Award Date: January 28, 2008

DIVESTITURE

If the Corporation divests (as defined below) all or substantially all of a business operation of the Corporation and such divestiture results in the termination of your employment with the Corporation or its subsidiaries and the transfer of such employment to the other party to the divestiture, the special rules in this paragraph will apply. Your RSUs will vest immediately and you will receive shares of Stock in exchange for RSUs as soon as practicable following your termination of employment with the Corporation, but in no event later than the March 15 next following the year in which your employment terminates. For the purposes of this provision, the term “divestiture” shall mean a transaction which results in the transfer of control of the business operation divested to any person, corporation, association, partnership, joint venture, limited liability company or other business entity of which less than 50% of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled directly or indirectly by the Corporation, by one or more of the Corporation’s subsidiaries or by a combination thereof.

CHANGE IN CONTROL

In the event your employment is terminated by the Corporation (or its successor) following a Change in Control, your RSUs will vest and the Restricted Period shall terminate on the date of your termination following the Change in Control. You will vest in your entire Award under this Agreement and without regard to any forfeiture that might otherwise occur because of a Performance Shortfall.

CHANGES IN CAPITALIZATION

In the event of a stock split, stock dividend or other similar action resulting in additional shares of Stock being issued to existing stockholders during the Restricted Period or in the event of a reverse stock split resulting in a contraction in the number of shares outstanding during the Restricted Period, the number of your RSUs will be adjusted in the same manner as if you held actual shares of Stock.

TIMING OF TAXATION AND WITHHOLDING

Upon the expiration or termination of the Restricted Period, the Fair Market Value of the Stock deliverable to you in respect of the RSUs will be taxable to you as compensation income, based on the Fair Market Value of Stock on the day the Stock is deliverable to you, and withholding of Federal, state, and local taxes will apply at the minimum rate prescribed by law. FICA tax withholding also will apply except to the extent FICA taxes have already been collected in the case of retirement-eligible employees as described below. (If Code section 409A(a)(2)(B)(i) applies because you are a key employee receiving Stock on account of a termination of employment or if you are an Insider, your Stock may not be deliverable to you for six months following such date of termination and, accordingly, the Fair Market Value of the Stock on that date shall be used for purposes of determining your compensation income.)

Award Date: January 28, 2008

Your tax basis in shares of Stock delivered to you in respect of the RSUs will be equal to the Fair Market Value of such shares on the day the Stock is deliverable to you. Your holding period for purposes of determining long-term capital gain or loss treatment on any subsequent sale of such Stock will begin on that day.

You will be deemed to have elected to pay any withholding tax on Stock deliverable to you by means of the Corporation’s reducing the number of RSUs and shares of Stock deliverable to you in respect of vested RSUs, based upon the minimum rate of withholding prescribed by law.

Any cash paid to you as dividend equivalents with respect to RSUs during the Restricted Period will be taxable to you as compensation income and subject to withholding of Federal, state and local income taxes, and FICA taxes.

In the event you are or become eligible for retirement during the Restricted Period, a portion of your Award will become subject to FICA taxes prior to the termination of the Restricted Period, and FICA taxes will be withheld with respect to the number of RSUs on which the Restricted Period would terminate if you were to retire. FICA taxes will be computed based upon the Fair Market Value of the Stock on the date of withholding. For example, if you are eligible to retire during the Restricted Period, then you would become subject to FICA taxes on the later of the first anniversary of the Award Date or the date that you become retirement eligible, and FICA taxes would be withheld even though Stock would not be deliverable to you until the close of the Restricted Period. The Corporation will withhold such FICA tax from your regular wages or MICP payment. The Corporation may collect the FICA withholding from you either shortly before or after the date it is due and in the case of Insiders may require delivery of a check to satisfy any shortfall in the withholding.

Since we will withhold at the minimum rate prescribed by law for these awards, you may owe additional taxes as a result of the termination or expiration of the Restricted Period.

AMENDMENT AND TERMINATION OF PLAN OR AWARDS

As provided in Section 9 of the Plan, subject to certain limitations contained within Section 9, the Board of Directors may at any time amend, suspend or discontinue the Plan and the Committee may at any time alter or amend all Award Agreements under the Plan. Notwithstanding Section 9 of the Plan, no such amendment, suspension or discontinuance of the Plan or alteration or amendment of Award Agreements will, except with your express written consent, adversely affect your rights under this Award Agreement. This Award Agreement shall not be amended or interpreted in a manner that is reasonably believed to result in the imposition of tax under Code section 409A.

Award Date: January 28, 2008

ACCEPTANCE OF AWARD

No Award is enforceable until you properly acknowledge your acceptance by completing the electronic receipt or returning an executed copy of this Award Agreement to the Vice President of Compensation and Benefits’ office as soon as possible. Acceptance of this Award Agreement constitutes your consent to any action taken under the Plan consistent with its terms with respect to this Award. The Committee has authorized electronic means for the delivery and acceptance of this Award Agreement. If you desire to accept this Award, you must acknowledge your acceptance and receipt of the Award Agreement, either electronically or by signing and returning a copy of this letter as follows:

•	Electronic Acceptance: Go to http://www.etrade.com/stockplans

•	By Mail: Mr. David Filomeo, Vice President of Compensation and Benefits, Lockheed Martin Corporation, Mail Stop 123, 6801 Rockledge Drive, Bethesda MD 20817

Assuming prompt and proper acknowledgment of this Award Agreement as described, this Award will be effective as of the date of grant.

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

POST-EMPLOYMENT COVENANTS

By accepting this Agreement through the procedure described above, you agree to the terms of the Post-Employment Covenants contained in Exhibit A to this Agreement.

MISCELLANEOUS

Nothing contained in this Award Agreement shall confer upon you any right of continued employment by the Corporation or guarantee that any future awards will be made to you under the Plan. In addition, nothing in this Award Agreement limits in any way the right of the Corporation to terminate your employment at any time. The value of the RSUs awarded to you will not be taken into account for other benefits offered by the Corporation, including but not limited to pension benefits. Notwithstanding any other provision of the Award Agreement to the contrary, no Stock will be issued to you within six months from the Award Date.

The Corporation recommends that Insiders consult with the Office of the General Counsel or the Office of the Corporate Secretary before entering into any transactions involving Stock even after the expiration or termination of the Restricted Period.

Award Date: January 28, 2008

By executing this Award Agreement, you consent to receive copies of the Prospectus applicable to this RSU Award from this internet site (http://www.etrade.com/stockplans). This consent can only be withdrawn by written notice to the Vice President of Compensation and Benefits at the address noted above.

Sincerely,

David Filomeo (On behalf of the Management Development and Compensation Committee)

(For written acceptance, please complete, sign and return by mail.)

Acknowledged by:

Signature	Date

Print Name	U.S. Social Security Number or Employee ID

Award Date: January 28, 2008

Exhibit A

Post Employment Conduct Agreement

(RSU Grant)

This Post Employment Conduct Agreement (this “PECA”) attached as Exhibit A to the Award Agreement with an Award Date of January 28, 2008 (the “Award Agreement”) is entered into in consideration of, among other things, the grant of restricted stock units to me under the Award Agreement (the “RSUs”) pursuant to the Lockheed Martin Corporation Amended and Restated 2003 Incentive Performance Award Plan (the “Plan”). By accepting the RSUs, I agree as follows:

1. Restrictions Following Termination of Employment.

(a) Covenant Not To Compete - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the date of my termination of employment (the “Termination Date”) with Lockheed Martin Corporation (the “Corporation”), I will not, directly or indirectly, be employed by, provide services to, or advise a “Restricted Company” (as defined in Section 6 below), whether as an employee, advisor, director, officer, partner or consultant, or in any other position, function or role that, in any such case,

(i)	oversees, controls or affects the design, operation, research, manufacture, marketing, sale or distribution of “Competitive Products or Services” (as defined in Section 6 below) of or by the Restricted Company, or

(ii)	would involve a substantial risk that the “Confidential or Proprietary Information” (as defined in Section 1(c) below) of the Corporation (including but not limited to technical information or intellectual property, strategic plans, information relating to pricing offered to the Corporation by vendors or suppliers or to prices charged or pricing contemplated to be charged by the Corporation, information relating to employee performance, promotions or identification for promotion, or information relating to the Corporation’s cost base) could be used to the disadvantage of the Corporation.

(b) Non-Solicit - Without the express written consent of the Management Development and Compensation Committee of the Board of Directors of the Corporation, during the two-year period following the Termination Date, I will not (i) interfere with any contractual relationship between the Corporation and any customer, supplier, distributor or manufacturer of or to the Corporation to the detriment of the Corporation or (ii) induce or attempt to induce any person who is an employee of the Corporation to perform work or services for any entity other than the Corporation.

Award Date: January 28, 2008

(c) Protection of Proprietary Information - Except to the extent required by law, following my Termination Date, I will have a continuing obligation to comply with the terms of any non-disclosure or similar agreements that I signed while employed by the Corporation committing to hold confidential the “Confidential or Proprietary Information” (as defined below) of the Corporation or any of its affiliates, subsidiaries, related companies, joint ventures, partnerships, customers, suppliers, partners, contractors or agents, in each case in accordance with the terms of such agreements. I will not use or disclose or allow the use or disclosure by others to any person or entity of Confidential or Proprietary Information of the Corporation or others to which I had access or that I was responsible for creating or overseeing during my employment with the Corporation. In the event I become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or otherwise) to disclose any proprietary or confidential information, I will immediately notify the Corporation’s Senior Vice President and General Counsel as to the existence of the obligation and will cooperate with any reasonable request by the Corporation for assistance in seeking to protect the information. All materials to which I have had access, or which were furnished or otherwise made available to me in connection with my employment with the Corporation shall be and remain the property of the Corporation. For purposes of this PECA, “Confidential or Proprietary Information” means Proprietary Information within the meaning of CPS 710 (a copy of which has been made available to me), including but not limited to information that a person or entity desires to protect from unauthorized disclosure to third parties that can provide the person or entity with a business, technological, or economic advantage over its competitors, or which, if known or used by third parties or if used by the person’s or entity’s employees or agents in an unauthorized manner, might be detrimental to the person’s or entity’s interests. Confidential or Proprietary Information may include, but is not limited to:

(i)	existing and contemplated business, marketing and financial business information such as business plans and methods, marketing information, cost estimates, forecasts, financial data, cost or pricing data, bid and proposal information, customer identification, sources of supply, contemplated product lines, proposed business alliances, and information about customers or competitors, or

(ii)	existing or contemplated technical information and documentation pertaining to technology, know how, equipment, machines, devices and systems, computer hardware and software, compositions, formulas, products, processes, methods, designs, specifications, mask works, testing or evaluation procedures, manufacturing processes, or production processes.

(d) No disparagement - Following the Termination Date, I will not make any statements, whether verbal or written, that disparage or reasonably may be interpreted to disparage the Corporation or its stockholders, directors, officers, employees, agents, attorneys, representatives, technology, products or services with respect to any matter whatsoever.

Award Date: January 28, 2008

(e) Cooperation in Litigation and Investigations - Following the Termination Date, I will, to the extent reasonably requested, cooperate with the Corporation in any pending or future litigation (including alternative dispute resolution proceedings) or investigations in which the Corporation or any of its subsidiaries or affiliates is a party or is required or requested to provide testimony and regarding which, as a result of my employment with the Corporation, I reasonably could be expected to have knowledge or information relevant to the litigation or investigation. Notwithstanding any other provision of this PECA, nothing in this PECA shall affect my obligation to cooperate with any governmental inquiry or investigation or to give truthful testimony in court.

2. Consideration and Acknowledgement. I acknowledge and agree that the benefits and compensation opportunities being made available to me under the Award Agreement are in addition to the benefits and compensation opportunities that otherwise are or would be available to me in connection with my employment by the Corporation and that the grant of the RSUs is expressly made contingent upon my agreements with the Corporation set forth in this PECA. I acknowledge that the scope and duration of the restrictions in Section 1 are necessary to be effective and are fair and reasonable in light of the value of the benefits and compensation opportunities being made available to me under the Award Agreement. I further acknowledge and agree that as a result of the high level executive and management positions I hold with the Corporation and the access to and extensive knowledge of the Corporation’s Confidential or Proprietary Information, employees, suppliers and customers, these restrictions are reasonably required for the protection of the Corporation’s legitimate business interests.

3. Remedies For Breach of Section 1; Additional Remedies of Clawback and Recoupment.

(a) I agree, upon demand by the Corporation, to forfeit, return or repay to the Corporation the “Benefits and Proceeds” (as defined below) in the event any of the following occur:

(i)	I breach any of the covenants or agreements in Section 1;

(ii)	The Corporation determines that either (a) my intentional misconduct or gross negligence, or (b) my failure to report another person’s intentional misconduct or gross negligence of which I had knowledge during the period I was employed by the Corporation, contributed to the Corporation having to restate all or a portion of its financial statements filed for any period with the Securities and Exchange Commission; or

(iii)	The Corporation determines that I engaged in fraud, bribery or any other illegal act or that my intentional misconduct or gross negligence (including the failure to report the acts of another person of which I had knowledge during the period I was employed by the Corporation) contributed to another person’s fraud, bribery or other illegal act, which in any such case adversely affected the Corporation’s financial position or reputation.

Award Date: January 28, 2008

(iv)	The remedy provided in Section 3(a) shall not be the exclusive remedy available to the Corporation for any of the conduct described in Section 3(a) and shall not limit the Corporation from seeking damages or injunctive relief.

(v)	For purposes of this Section 3, “Benefits and Proceeds” means (i) to the extent I have earned any of the RSUs and continue to own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, the shares of Common Stock so acquired; (ii) to the extent I have earned any of the RSUs and no longer own the shares of Common Stock of the Corporation issued or issuable in respect of the RSUs, cash in an amount equal to the fair market value of such shares on the date of the event set forth in Section 3(a) (which, unless otherwise determined by the Management Development and Compensation Committee of the Board of Directors of the Corporation, shall be equal to the closing price of the shares of Common Stock as finally reported by the New York Stock Exchange on such date), and (iii) to the extent I have not earned the RSUs fully, all of my remaining rights, title or interest in the RSUs.

4. Injunctive Relief. I acknowledge that the Corporation’s remedies at law may be inadequate to protect the Corporation against any actual or threatened breach of the provisions of Section 1 or the conduct described in Section 3(a), and, therefore, without prejudice to any other rights and remedies otherwise available to the Corporation at law or in equity (including but not limited to, an action under Section 3(a), the Corporation shall be entitled to the granting of injunctive relief in its favor and to specific performance without proof of actual damages and without the requirement of the posting of any bond or similar security.

5. Invalidity; Unenforceability. It is the desire and intent of the parties that the provisions of this PECA shall be enforced to the fullest extent permissible. Accordingly, if any particular provision of this PECA is adjudicated to be invalid or unenforceable, this PECA shall be deemed amended to delete the portion adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of this provision in the particular jurisdiction in which such adjudication is made.

6. Definitions. Capitalized terms not defined in this PECA have the meaning given to them in the Plan, as applicable. For purposes of this PECA, the following terms have the meanings given below:

(a) “Restricted Company” means The Boeing Company, General Dynamics Corporation, Northrop Grumman Corporation, the Raytheon Company, United Technologies Corporation, Honeywell International Inc., BAE Systems Inc., L-3 Communications

Award Date: January 28, 2008

Corporation, the Harris Corporation, Thales, EADS North America and (i) any entity directly or indirectly controlling, controlled by, or under common control with any of the foregoing, and (ii) any successor to all or part of the business of any of the foregoing as a result of a merger, reorganization, consolidation, spin-off, split-up, acquisition, divestiture, or similar transaction.

(b) “Competitive Products or Services” means products or services that compete with, or are an alternative or potential alternative to, products sold or services provided by a subsidiary, business area, division or operating unit or business of the Corporation as of the Termination Date and at any time within the two-year period ending on the Termination Date; provided, that, (i) if I had direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided during that two-year period by the subsidiary, business area, division or operating unit of the Corporation for which I had responsibility, and (ii) if I did not have direct responsibility for the business of, or function with respect to, a subsidiary, or for a business area, division or operating unit or business of the Corporation at any time within the two-year period ending on the Termination Date, Competitive Products or Services includes the products so sold or the services so provided by a subsidiary, business area, division or operating unit of the Corporation for which I had access (or was required or permitted such access in the performance of my duties or responsibilities with the Corporation) to Confidential or Proprietary Information of the Corporation at any time during the two-year period ending on the Termination Date.

7. Miscellaneous.

(a) The Plan, the Award Agreement and this PECA constitute the entire agreement governing the terms of the award of the RSUs to me.

(b) This PECA shall be governed by Maryland law, without regard to its provisions governing conflicts of law.

(c) This PECA shall inure to the benefit of the Corporation’s successors and assigns and may be assigned by the Corporation without my consent.

(d) This PECA provides for certain obligations on my part following the Termination Date and shall not, by implication or otherwise, affect in any way my obligations to the Corporation during the term of my employment by the Corporation, whether pursuant to written agreements between the Corporation and me, the provisions of applicable Corporate policies that may be adopted from time to time or applicable law or regulation.

This PECA is effective as of the acceptance by me of the award of RSUs under the Award Agreement.